DIRECTORS   JOHN C. ATWATER
                      RICHARD J. BRADSHAW
                      OTTO W. BUTZ
                      MARYELLIE K. MOORE
                      WENDELL G. VAN AUKEN
                      JAMES C. VAN HORNE
                        Chairman

           OFFICERS   JOHN T. PACKARD
                        President
                      DANIEL PIERCE
                        Vice President
                      EDWARD J. O'CONNELL
                        Vice President and
                        Assistant Treasurer
                      THOMAS F. McDONOUGH
                        Vice President and
                        Secretary
                      PAMELA A. McGRATH
                        Vice President and
                        Treasurer
                      KATHRYN L. QUIRK
                        Vice President and
                        Assistant Secretary
                      STEPHEN A. WOHLER
                        Vice President
                      MARK S. BOYADJIAN
                        Vice President

         INVESTMENT   Scudder, Stevens & Clark, Inc.
            MANAGER   101 California Street, Suite 4100
                      San Francisco, CA 94111

           TRANSFER   State Street Bank
                      and Trust Company
              AGENT   P.O. Box 8200
                      Boston, MA 02266-8200

          CUSTODIAN   Chase Manhattan Bank, N.A.
                      4 Chase Metro Tech Center
                      18th Floor
                      Brooklyn, NY 11245

      LEGAL COUNSEL   Howard, Rice, Nemerovski,
                        Canady, Falk & Rabkin
                      Three Embarcadero Center
                      Seventh Floor
                      San Francisco, CA 94111

        INDEPENDENT   Ernst & Young LLP
           AUDITORS   200 Clarendon Street
                      Boston, MA 02116



                                 --------------
                                   MONTGOMERY
                                 --------------




                          MONTGOMERY
                          STREET
                          INCOME
                          SECURITIES

                          ---
                           2
                          ---

                          Semiannual Report
                          June 30, 1997

                          SCUDDER               (logo)

                          Investment Adviser

                                               101 California Street, Suite 4100
                                                         San Francisco, CA 94111
                                                                  (415) 981-8191

Dear Shareholder:

The investments of Montgomery Street Income Securities, Inc. (the Fund) produced a total return based on net asset value (NAV) for the quarter ended June 30, 1997 of 4.55%. This reflects an improvement in bond prices and the $0.35 dividend paid in April. The total return of the Fund compared favorably with the unmanaged Lehman Brothers Aggregate Bond Index, an index we use for comparative purposes, which had a total return of 3.67%. The June 30 NAV per share was $20.00, a nice increase from the $19.51 at the end of the first quarter. The market price of the Fund's shares, which trade on the New York Stock Exchange, was $17.9375 on June 30, which compared with $17.75 on March 31, 1997.

On July 10, 1997, the Board of Directors declared a $0.36 per share dividend payable on July 31, 1997 to shareholders of record on July 21, 1997.

The Market and Economic Conditions

The strength of domestic markets, both stock and bond, during the second quarter was a bit of a surprise. Late in March, the Federal Reserve, responding to news of strong economic growth and low unemployment, raised the Fed Funds rate from 5.25% to 5.50%. Initially, both markets reacted quite negatively, with stocks quickly retreating by close to 10% and bonds breaking through the important 7% threshold for long maturities. In the bond market, lower quality issues also came under severe pressure. However, the weakness did not last long, and a dramatic recovery began in mid-April and continued to quarter-end. The table below shows a comparison of market levels from the time of the Fed tightening on March 24 until the end of June:

     -----------------------------------------------------------------------------------------------------------
                                               Yields                                  3/24/97 to 6/30/97
                                               ------                                  ------------------
        Maturity        3/24/97        3/31/97        4/11/97        6/30/97          Yield          Total
                                                                                     Change          Return
     -----------------------------------------------------------------------------------------------------------
     1 Year             5.81%           6.00%           6.01%         5.65%           -0.16%          1.81%
     2 Years            6.24            6.41            6.52          6.06            -0.18           2.07
     3 Years            6.41            6.56            6.68          6.21            -0.20           2.26
     5 Years            6.56            6.75            6.85          6.37            -0.19           2.47
     10 Years           6.70            6.91            6.98          6.49            -0.21           3.29
     30 Years           6.92            7.10            7.17          6.78            -0.14           3.64
     -----------------------------------------------------------------------------------------------------------


Why did the markets shrug off the central bank's message so easily? Primarily, the rapid first quarter growth in real GDP of 5.8% was seen as an aberration. The flow of economic data showed moderation prior to the close of the quarter, and subsequent measures have indicated that second quarter growth might fall below 2%. Added to this was the fact that inflation, although of concern to almost every investor, was nowhere to be seen. The Producer Price Index (PPI) actually was down for the first half of the year, and the CRB Index, a widely watched index of commodity prices, collapsed, as did gold.

The news from overseas was interesting, too. Japanese industrial production remained in the doldrums, relieving fears of an early rate hike by the Bank of Japan. (Anything that might keep Japanese savings at home is viewed as a threat to market values in the rest of the world.) Then, the elections in the U.K. and France moved the European political balance decidedly to the left, at a critical time in the European Monetary Union (EMU) preparations. It was a widely held view that the new Euro currency unit would be a hard (DM-like) currency, but the French election placed this in serious doubt. Suddenly the higher yields in the U.S. Treasury market, coupled with the strong dollar, gained some real investor appeal. The table below shows a comparison of 5 and 10 year government bond yields from selected countries as of June 30:

                                Yields on 6/30/97

         ------------------------------------------------------------
                Country              5-Year            10-Year
         ------------------------------------------------------------
           United Kingdom             7.05%              7.09%
           United States              6.37               6.49
           Italy                      6.24               6.86
           Canada                     5.81               6.34
           Sweden                     5.77               6.64
           Spain                      5.51               6.37
           Germany                    4.56               5.70
           France                     4.55               5.58
           Japan                      1.71               2.64
         ------------------------------------------------------------


The Portfolio

There were no fundamental changes in portfolio strategy during the quarter. As the market rallied, the larger than usual short term position that had been built in anticipation of Federal Reserve action was redeployed into longer maturities. This increased portfolio duration from 5.6 years to almost 6 years. (Duration is a measure of the portfolio's sensitivity to interest rates. If interest rates were to drop by 1% from present levels, the value of Montgomery Street's portfolio would advance by about 6%. Alternatively, if rates were to increase by 1%, the value of the portfolio would decrease by about 6%.) Portfolio maturity also increased from 14.3 years to 15.3 years as the cash equivalents were put to work. This lengthening of duration and maturity helped the portfolio, as the market rallied from mid-April through the end of the quarter, and income was enhanced.

As has recently been the case, the Fund's outperformance was due primarily to specific company selection within the Corporate sector. The Corporate sector also outperformed Treasuries for the quarter, although, for a change, high grade issues did as well as lower quality issues. Before expenses, the investment grade portion of the portfolio returned about 4.59%. The below investment grade portion of the portfolio had a total return before expenses of 4.37% for the quarter, having better income, but less maturity exposure in the strong market.

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

     PIE CHART TITLE:

                   The Portfolio

     PIE CHART DATA:
                   --------------------------------
                   Mortgage                   22.6%
                   Treasury                   10.9%
                   Cash                        1.1%
                   Yankee                      5.6%
                   International               0.8%
                   Finance                    16.0%
                   Utility                     9.4%
                   Industrial                 29.7%
                   Asset-Backed                3.9%
                   --------------------------------
                                               100%
                                               ====


The pie graph above shows the portfolio's sector weightings at the end of the half. Our Corporate bond position increased to 60.8% of the portfolio, including the preferred issues. Note that "Yankees", of which we hold 5.6%, are U.S. dollar denominated bonds issued by foreign companies. The portfolio's only foreign currency exposure is in a long Canadian Government bond, which makes up 0.8% of the total portfolio. Belden & Blake, ComCast Cellular, LCI International, NGC Corp., NRG Energy, Pride Petroleum, and Profitts, were new additions to the Fund, while ADT, Atlantic Richfield, Continental Bank, Federal Realty Investors, First USA Bank, Forest Oil, and Tenneco were sold. Federal Realty Investors, a convertible issue, had done quite well, outperforming like duration Treasuries by 3.95% over the 27 month holding period. First USA Bank was another good performer due to its being purchased by the higher rated Banc One. ADT and Continental Bank were also buyout stories that had reached fruition, in our judgment.

The Mortgage component of the portfolio remained constant at 22.6% over the quarter. Technical conditions in the mortgage market continued to be attractive for mortgage "rolls". A mortgage roll is a transaction where mortgages are sold for settlement on one date and simultaneously purchased for a future settlement date. At the Fund's option, the future purchase can be for a lower price or at the same price with a corresponding income amount for the intervening period. When conditions are favorable, this technique augments the income we receive from our mortgage holdings. As of the end of the quarter, a little less than half of our mortgage pass-through position had been rolled forward from June to July. At its July 10 meeting, the Board of Directors increased the percentage of the Fund's total assets the adviser may commit to mortgage rolls from 15% to 20%, or up to 30% with the approval of the Chairman of the Board.

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

     PIE CHART TITLE:

                   Quality

     PIE CHART DATA:
                   --------------------------------
                   Cash                        1.7%
                   Government                 10.7%
                   Agency                     22.4%
                   AA                          4.9%
                   A                          10.4%
                   BBB                        28.7%
                   BB                         12.9%
                   B                           8.3%
                   --------------------------------
                                               100%
                                               ====


The Fund's investment policy allows the portfolio to hold up to 30% of total assets in foreign denominated securities, preferreds, convertibles, and below investment grade debt securities. As of quarter end, the Fund held 24.2% of its assets in these categories, similar to the 24.9% held three months prior. In terms of credit rating 22.3% of the portfolio was below investment grade. The largest below investment grade position remained Borden Inc., a packaging company, at 2.0% of the total. Average quality for the overall portfolio was "A", with the quality breakdown shown in the pie graph above.

Annual Meeting Results

At the July 10, 1997 Annual Meeting, the shareholders elected the six directors which appeared in your proxy statement. The selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending December 31, 1997 was ratified. At a Board meeting held immediately prior to the Annual Meeting, the directors removed the third proposal to be considered at the Annual Meeting -- Approval or disapproval of the continuance of the current Management and Investment Advisory Agreement between the Fund and Scudder, Stevens & Clark, Inc. This was done because Scudder had just signed a definitive agreement to enter into a strategic alliance with the Zurich Group. This alliance will include the formation of a new investment management entity, to be called Scudder Kemper Investments, Inc., as a subsidiary of the Zurich Group. The Board has scheduled a meeting in late August to review the new organization and make a recommendation to the shareholders regarding a new Management and Investment Advisory Agreement. Another meeting of stockholders is likely to be set for October to vote on the Board's recommendation.

At the Board meeting following the Annual Meeting, James C. Van Horne was re-elected Chairman of the Board. Please see the table entitled "Shareholder Meeting Results" on page 19 for more detailed information about the votes cast at the Annual Meeting.

Thank you for being a shareholder.

Sincerely,
/s/John T. Packard                                /s/Stephen A. Wohler
John T. Packard                                   Stephen A. Wohler
President                                         Vice President
                                                  Portfolio Manager of the Fund

August 18, 1997






















--------------------------------------------------------------------------------
This report is sent to shareholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The Fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT POLICIES

Investment of your Fund is guided by the following principal investment policies:

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 15% of total assets may be invested in securities which are restricted as to resale.

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20%--and be as to any one borrower more than 5%--of the Fund's total assets.

The Fund may loan portfolio securities so long as the Fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the Fund's total assets.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or less and at the time of purchase, the Fund's obligations under such contracts may not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the Fund's total assets.

Subject to adoption of Board guidelines, the Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund's obligations under such instruments may not exceed the market value of the Fund's assets not subject to the 30% basket.

SCHEDULE OF INVESTMENTS
June 30, 1997 (Unaudited)

                                                                                       Principal       Market
                                                                                      Amount ($)*     Value ($)
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.3%
(under 1 year)

        American Express, 5.54%, 7/14/97 (c) ...................................      9,800,000       9,800,000
        Ford Motor Credit Co., 5.54%, 7/14/97 (c) ..............................      5,200,000       5,200,000
        General Electric Capital Corp., 5.54%, 7/14/97 (c) .....................      2,980,000       2,980,000
        Prudential Funding Corp., 5.53%, 7/2/97 (c) ............................      6,963,000       6,963,000
                                                                                                    -----------
        TOTAL SHORT-TERM INVESTMENTS (Cost $24,943,000) ........................                     24,943,000
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BONDS -- 18.9%
(1 - 8 years)

U.S. TREASURY AND AGENCY -- 10.5%
        U.S. Treasury Note, 8.875%, 2/15/99 (c) ................................      8,000,000       8,347,520
        U.S. Treasury Note, 9.125%, 5/15/99 (c) ................................      2,900,000       3,053,613
        U.S. Treasury Note, 6.5%, 5/31/02 (c) ..................................     10,000,000      10,040,600
                                                                                                    -----------
                                                                                                     21,441,733
                                                                                                    -----------
CONSUMER DISCRETIONARY -- 0.6%
  Specialty Retail
        Profitts Inc., 8.125%, 5/15/04 .........................................      1,250,000       1,253,125
                                                                                                    -----------
FINANCIAL -- 3.2%
  Banks -- 1.7%
        Conti Financial Corp., senior note, 8.375%, 8/15/03 ....................      1,950,000       2,003,625
        First Nationwide Holding Corp., 10.625%, 10/1/03 .......................      1,250,000       1,368,750
                                                                                                    -----------
                                                                                                      3,372,375
                                                                                                    -----------
  Real Estate -- 1.5%
        Taubman Realty Group LP, medium-term note, 7.5%, 6/15/02 ...............      3,000,000       3,045,000
                                                                                                    -----------
MANUFACTURING -- 1.0%
  Diversified Manufacturing
        Borden Chemicals and Plastics L.P., note, 9.5%, 5/1/05 .................      2,000,000       2,105,000
                                                                                                    -----------
MEDIA -- 2.6%
  Cable Television
        Rogers Cablesystems Ltd., senior secured note, 9.63%, 8/1/02 ...........      3,000,000       3,165,000
        Tele-Communications Inc., 8.25%, 1/15/03 ...............................      2,000,000       2,069,660
                                                                                                    -----------
                                                                                                      5,234,660
                                                                                                    -----------
TRANSPORTATION -- 1.0%
  Airlines
        Continental Airlines, Inc., 9.5%, 12/15/01 .............................      2,000,000       2,098,400
                                                                                                    -----------
        TOTAL INTERMEDIATE-TERM BONDS (Cost $37,973,627) .......................                     38,550,293
                                                                                                    -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal       Market
                                                                                      Amount ($)*     Value ($)
---------------------------------------------------------------------------------------------------------------
LONG-TERM BONDS -- 75.8%
(over 8 years)
U.S. TREASURY & AGENCY -- 22.1%
        Federal Home Loan Mortgage Corp., 7.5%, 9/1/27 .........................     20,000,000      20,075,000
        Federal National Mortgage Association,  pass-thru  certificate,
           7.5%, to 9/1/27 (b) .................................................     15,000,000      15,032,700
        Government National Mortgage Association,  pass-thru certificate,
           7.5%, 8/15/26 (c) ...................................................      9,737,893       9,771,294
                                                                                                    -----------
                                                                                                     44,878,994
                                                                                                    -----------
FOREIGN GOVERNMENT -- 0.8%
        Government of Canada, 8%, 6/1/23 .......................................  CAD 2,000,000       1,643,796
                                                                                                    -----------
METALS & MINERALS -- 0.8%
  Steel & Metals
        AK Steel Holding Corp., 9.125%, 12/15/06 ...............................      1,500,000       1,530,000
                                                                                                    -----------
CONSTRUCTION -- 1.0%
  Building Materials
        USG Corp., senior note, 8.5%, 8/1/05 ...................................      2,000,000       2,080,000
                                                                                                    -----------
CONSUMER DISCRETIONARY -- 0.8%
  Specialty Retail
        Cole National Group, 9.875%, 12/31/06 ..................................      1,500,000       1,571,250
                                                                                                    -----------
CONSUMER STAPLES -- 3.7%
  Food & Beverage
        Borden Inc., debenture, 9.2%, 3/15/21 ..................................      4,000,000       4,083,200
        Coca Cola Co., Inc., debenture, 7.38%, 7/29/2093 .......................      3,500,000       3,464,440
                                                                                                    -----------
                                                                                                      7,547,640
                                                                                                    -----------
COMMUNICATIONS -- 5.5%
  Cellular Telephone
        ComCast Cellular, 9.5%, 5/1/07 .........................................      2,000,000       2,010,000
        LCI International, Inc., 7.25%, 6/15/07 ................................      4,000,000       3,962,000
        Rogers Cantel Mobile Communications Inc., 9.375%, 6/1/08 ...............      1,000,000       1,055,000
        Teleport Communications Group Inc., senior note, 9.875%, 7/1/06 ........      2,000,000       2,130,000
        WorldCom Inc., 7.75%, 4/1/27 ...........................................      2,000,000       2,045,060
                                                                                                    -----------
                                                                                                     11,202,060
                                                                                                    -----------
FINANCIAL -- 17.6%
  Banks -- 6.9%
        ABN-AMRO Bank NV, subordinated note, 7.13%, 10/15/2093 (c) .............      5,000,000       4,680,650
        Bank United Financial Corp., 10.25%, 12/31/26 ..........................      1,500,000       1,485,000
        CoreStates Bank, 8%, 12/15/26 ..........................................      5,000,000       4,950,650
        Royal Bank of Scotland, 7.375%, 4/29/49 (c) ............................      3,000,000       2,984,010
                                                                                                    -----------
                                                                                                     14,100,310
                                                                                                    -----------
  Other Financial Companies -- 7.7%
        Commercial Credit Corp., debenture, 10%, 5/15/09 .......................      3,000,000       3,641,910

    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal       Market
                                                                                      Amount ($)*     Value ($)
---------------------------------------------------------------------------------------------------------------
        Greentree Financial Corp., asset-backed, senior subordinated
           pass-thru certificate, Series 1993-4 B1, 7.2%, 1/15/19 (c) ..........      8,000,000       7,862,500
        NGC Corp, 8.32%, 6/1/27 ................................................      3,000,000       4,136,400
                                                                                                    -----------
                                                                                                     15,640,810
                                                                                                    -----------
  Real Estate -- 3.0%
        ERP Operating L.P. Note, 7.57%, 8/15/26 ................................      3,000,000       3,087,750
        Meditrust SBI, 7.82%, 9/10/26 ..........................................      3,000,000       3,101,160
                                                                                                    -----------
                                                                                                      6,188,910
                                                                                                    -----------
MEDIA -- 5.4%
  Broadcasting & Entertainment -- 3.0%
        Paramount Communications, Inc., senior debenture, 7.5%, 7/15/23 ........      2,000,000       1,757,740
        Time Warner Inc., debenture, 9.125%, 1/15/13 (c) .......................      4,000,000       4,422,880
                                                                                                    -----------
                                                                                                      6,180,620
                                                                                                    -----------
  Cable Television -- 2.4%
        British Sky Broadcasting Co., 7.3%, 10/15/06 ...........................      1,600,000       1,601,184
        Tele-Communications Inc., 8.75%, 8/1/15 ................................      2,000,000       3,144,300
                                                                                                    -----------
                                                                                                      4,745,484
                                                                                                    -----------
DURABLES -- 2.8%
  Aerospace -- 1.5%
        Lockheed Martin Corp., 7.2%, 5/1/36 ....................................      3,000,000       3,077,460
                                                                                                    -----------
  Miscellaneous-- 1.3%
        Newport News Shipbuilding Co., senior note, 9.25%, 12/1/06 .............      2,500,000       2,612,500
                                                                                                    -----------
ENERGY -- 10.3%
  Chemicals -- 1.4%
        Lyondell Petrochemical Co., note, 7.55%, 2/15/26 .......................      3,000,000       2,887,680
                                                                                                    -----------
  Oil & Gas Production -- 6.8%
        Lasmo U.S.A. Inc., note, 8.38%, 6/1/23 .................................      3,000,000       3,045,900
        Nuevo Energy Co., senior subordinated note, 9.5%, 4/15/06 ..............      2,000,000       2,080,000
        Saga Petroleum A.S., note, 9.125%, 7/15/14 .............................      3,000,000       3,280,500
        Unocal Corp., debenture, 9.4%, 2/15/11 .................................      3,000,000       3,504,630
        Belden & Blake Corp., 9.875%, 6/15/07 ..................................      2,000,000       1,995,000
                                                                                                    -----------
                                                                                                     13,906,030
                                                                                                    -----------
  Oil Companies -- 0.6%
        Pride Petroleum Services, Inc., 9.375%, 05/1/07 ........................      1,200,000       1,246,800
                                                                                                    -----------
  Miscellaneous -- 1.5%
        NRG Energy Inc, 7.5%, 6/14/07 ..........................................      3,000,000       3,016,080
                                                                                                    -----------
MANUFACTURING -- 0.3%
  Industrial Specialty
        Pierce Leahy Corp., senior subordinated note, 11.125%, 7/15/06 .........        500,000         545,000
                                                                                                    -----------
TECHNOLOGY -- 1.0%
  Semiconductors
        Fairchild Semiconductor Inc., 10.125%, 3/15/07 .........................      2,000,000       2,110,000
                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal       Market
                                                                                      Amount ($)*     Value ($)
---------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
  Airlines
        Northwest Airlines, Corp., 8.7%, 3/15/07 ...............................      2,000,000       2,038,000
                                                                                                    -----------
UTILITIES -- 2.7%
  Natural Gas Distributors -- 1.2%
        ANR Pipeline, debenture, 9.625%, 11/1/21 ...............................      2,000,000       2,444,640
                                                                                                    -----------
  Electric Utilities -- 1.5%
        Southern Co. Capital Trust I, 8.19%, 2/1/37 ............................      3,000,000       3,037,770
                                                                                                    -----------
        TOTAL LONG-TERM BONDS (Cost $151,863,558) ..............................                    154,231,834
                                                                                                    -----------
----------------------------------------------------------------------------------------------------------------
WARRANTS -- 0.1%
                                                                                         Shares
FINANCIAL                                                                                ------
  Real Estate
        Walden Residential Properties, Inc. Warrants (expire 1/1/02) ...........         80,000         150,000
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.0%

FINANCIAL
  Real Estate
        United Dominion Realty Trust Inc., "A", 9.25% ..........................         80,000       2,085,000
        Walden Residential Properties, Inc. ....................................         80,000       2,060,000
                                                                                                    -----------
        TOTAL PREFERRED STOCK (Cost $4,000,000) ................................                      4,145,000
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENT PORTFOLIO -- 109.1% (Cost $218,780,185) (a) ............                   222,020,127
        OTHER ASSETS AND LIABILITIES, NET -- (9.1%) .............................                   (18,517,350)
                                                                                                    -----------
        NET ASSETS -- 100.0% ....................................................                   203,502,777
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $218,780,185. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $3,239,942. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,045,894 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $805,952.

 (b)     Mortgage Dollar Roll

 (c) At June 30,1997, these securities, in part or in whole, have been segregated to cover Mortgage Dollar Rolls.

 *       Principal amount is stated in U.S. dollars unless otherwise specified.

         Currency abbreviations used in this portfolio:
         CAD   Canadian Dollar

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)

ASSETS
   Investments, at market (identified cost $218,780,185) ...............                       $222,020,127
   Receivable for investments sold .....................................                         23,687,651
   Interest and dividends receivable ...................................                          3,127,510
   Other assets ........................................................                              4,275
                                                                                               ------------
                                                            Total Assets                        248,839,563
LIABILITIES
   Investments purchased ...............................................       $30,270,727
   Investments purchased-mortgage dollar rolls .........................        14,800,781
   Due to custodian bank ...............................................            82,712
   Accrued management fee ..............................................            82,418
   Deferred income on mortgage dollar rolls ............................            13,510
   Other payables and accrued expenses .................................            86,638
                                                                                ----------
                                                       Total Liabilities                         45,336,786
                                                                                               ------------
      NET ASSETS, at market value ......................................                       $203,502,777
                                                                                               ============

NET ASSETS Net assets consist of:
      Undistributed net investment income ..............................                       $  3,785,328
      Net unrealized appreciation (depreciation) on:
         Investments ...................................................                          3,239,942
         Foreign currency related transactions .........................                                 17
      Accumulated net realized loss ....................................                         (2,413,940)
      Paid-in capital ..................................................                        198,891,430
                                                                                               ------------
      NET ASSETS, at market value ......................................                       $203,502,777
                                                                                               ============

Net Asset Value Per Share ($203,502,777 / 10,174,992 shares
   of common stock outstanding, $.001 par value,
   30,000,000 shares authorized) .......................................                             $20.00
                                                                                                     ======

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME
   Income:
      Interest ..........................................................                     $  7,802,046
      Dividends .........................................................                          171,268
                                                                                              ------------
                                                                                                 7,973,314
   Expenses:
      Management and investment advisory fee ............................    $  487,524
      Directors' fees and expenses ......................................        39,639
      Services to shareholders ..........................................        45,167
      Reports to shareholders ...........................................        37,035
      Auditing ..........................................................        38,663
      Legal .............................................................        10,946
      Custodian fees ....................................................         7,458
      Other .............................................................        29,967            696,399
                                                                             ----------       ------------
                                                    Net Investment Income                        7,276,915
                                                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from:
      Investment securities .............................................                          958,194
      Foreign currency related transactions .............................                             (433)
                                                                                              ------------
                                                                                                   957,761
   Net unrealized appreciation (depreciation) during the period on:
      Investments .......................................................                           74,840
      Foreign currency related transactions .............................                               69
                                                                                              ------------
                                                                                                    74,909
                                                                                              ------------
   Net gain (loss) on investments .......................................                        1,032,670
                                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ...........................................................                     $  8,309,585
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Six Months            Year
                                                                                 Ended              Ended
                                                                             June 30, 1997      December 31,
INCREASE (DECREASE) IN NET ASSETS                                             (Unaudited)           1996
                                                                           ------------------ ------------------
Operations:
Net investment income ..................................................   $    7,276,915      $  13,940,795
Net realized gain from investment transactions .........................          957,761          2,330,201
Net unrealized appreciation (depreciation) on investment and
   foreign currency related transactions during the period .............           74,909         (6,065,303)
                                                                           --------------     --------------
Net increase (decrease) in net assets resulting from operations ........        8,309,585         10,205,693
                                                                           --------------     --------------
Dividends to shareholders from net investment income ...................       (3,555,593)       (14,163,424)
                                                                           --------------     --------------
Fund share transactions:
   Reinvestment of dividends from net investment income ................          282,963          1,176,267
                                                                           --------------     --------------
Increase (decrease) in net assets ......................................        5,036,955         (2,781,464)
Net assets at beginning of period ......................................      198,465,822        201,247,286
                                                                           --------------     --------------
Net assets at end of period (including undistributed net
   investment income of $3,785,328 and $64,006,
   respectively) .......................................................   $  203,502,777     $  198,465,822
                                                                           ==============     ==============
Other Information
Increase in Fund shares
Shares outstanding at beginning of period ..............................       10,158,937         10,091,241
Shares issued to shareholders in reinvestment of dividends
   from net investment income ..........................................           16,055             67,696
                                                                           --------------     --------------
Shares outstanding at end of period ....................................       10,174,992         10,158,937
                                                                           ==============     ==============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data (a) for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                        Six Months Ended
                                             June 30,                 Years Ended December 31,
                                               1997       --------------------------------------------
                                           (Unaudited)      1996     1995     1994     1993     1992
                                         ---------------  --------------------------------------------
Net asset value, beginning of period .....  $19.54         $19.94   $17.72   $20.13   $19.30   $19.17
                                            ------         ------   ------   ------   ------   ------
Income from investment operations:
  Income .................................     .78           1.53     1.57     1.51     1.68     1.84
  Operating expenses .....................    (.07)          (.15)    (.14)    (.14)    (.15)    (.15)
                                            ------         ------   ------   ------   ------   ------
  Net investment income ..................     .71           1.38     1.43     1.37     1.53     1.69
  Net realized and unrealized
   gain (loss) ...........................     .10           (.38)    2.19    (2.42)     .84      .47
                                            ------         ------   ------   ------   ------   ------
Total from investment operations .........     .81           1.00     3.62    (1.05)    2.37     2.16
                                            ------         ------   ------   ------   ------   ------
Dilution resulting from the rights
  offering ...............................    --             --       --       --       --       (.36)
Less distributions:
  From net investment income .............    (.35)         (1.40)   (1.40)   (1.36)   (1.54)   (1.67)
                                            ------         ------   ------   ------   ------   ------
Net asset value, end of period ...........  $20.00         $19.54   $19.94   $17.72   $20.13   $19.30
                                            ======         ======   ======   ======   ======   ======
Per share market value, end of period ....  $17.94         $17.38   $18.00   $15.75   $19.75   $20.88
                                            ======         ======   ======   ======   ======   ======
Price range on New York Stock Exchange
  for each share of Common Stock
  outstanding during the period
  (Unaudited):
   High ..................................  $18.63         $19.50   $19.13   $20.25   $22.38   $21.00
   Low ...................................  $17.25         $16.75   $15.75   $15.25   $19.25   $19.00
Total Investment Return
  Per share market value (%) .............    5.29(e)        4.54    23.69   (13.54)    2.02    17.98
  Per share net asset value (%) (b) ......    4.39(e)        6.08    21.78    (4.51)   12.47    11.67
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...     204            198      201      178      200      191
Ratio of operating expenses to
  average net assets (%) .................     .70(d)         .76      .73      .71      .73      .75
Ratio of net investment income to
  average net assets (%) .................    7.34(d)        7.07     7.45     7.28     7.53     8.69
Portfolio turnover rate (%) ..............   112.9(c)(d)     92.1     76.4    137.0    122.8    137.6

----------
(a) Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The dilution resulting from the rights offering in 1992 has been treated as a distribution for the total return calculation. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value.
(c) The portfolio turnover rate including mortgage dollar roll transactions aggregated 200.4% (annualized) for the six months ended June 30, 1997.
(d) Annualized
(e) Not annualized

NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)

Note A--SIGNIFICANT ACCOUNTING POLICIES. Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates.

     Significant accounting policies are summarized as follows:

     Valuation of Investments--Portfolio debt securities with remaining maturities greater than sixty days upon purchase are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, or if the Adviser does not believe that the value supplied by the pricing agent represents fair market value, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less upon purchase are valued at amortized cost. Securities for which market quotations are not available are valued as determined in good faith by or under the direction of the Board of Directors of the Fund.

     Foreign Currency Translations--The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

            (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

            (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

     Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

     Mortgage Dollar Rolls--The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

     Federal Income Taxes--The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

     As of December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $3,372,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($1,124,000) and December 31, 2003 ($2,248,000), the respective expiration dates, whichever occurs first.

     Distribution of Income and Gains--Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles
     (GAAP). These differences relate primarily to investments in mortgage backed securities and foreign denominated securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     Other--Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note B--MANAGEMENT AND INVESTMENT ADVISORY FEE. Under the Fund's Management and Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser for services rendered, an annual fee, payable monthly, equal to .50 of 1% of the value of the net assets of the Fund up to and including $150 million; .45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and .40 of 1% of the value of the net assets of the Fund over $200 million. The Agreement also provides that the Adviser will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Adviser. For the six months ended June 30, 1997, the fee pursuant to the Agreement amounted to $487,524.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

None of the Directors are affiliated with the Adviser. For the six months ended June 30, 1997, Directors' fees and expenses aggregated $39,639.

Note C--PURCHASES AND SALES OF INVESTMENTS. For the six months ended June 30, 1997, purchases and sales of investment securities (excluding U.S. direct government obligations, short-term investments, and mortgage dollar roll transactions) aggregated $121,866,466 and $101,105,828, respectively. Purchases and sales of direct U.S. Government obligations aggregated $10,063,316 and $162,151, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $59,431,286 and $89,176,637, respectively.

Note D--SUBSEQUENT EVENT. On July 10, 1997, the Board of Directors declared a dividend of $0.36 per share, payable on July 31, 1997 to shareholders of record on July 21, 1997.

                              SHAREHOLDER MEETING RESULTS

The Annual Meeting of Shareholders of Montgomery Street Income Securities, Inc. (the "Company") was held on Thursday, July 10, 1997, at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California. The two matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1. The election of six Directors to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

         Director:                               Number of Votes:
         ---------                               ----------------

                                     For        Withheld     Broker Non-Votes*
                                     ---        --------     -----------------
 John C. Atwater                  6,591,391      140,420             0
 Richard J. Bradshaw              6,622,795      109,016             0
 Otto W. Butz                     6,616,418      115,393             0
 Maryellie K. Moore               6,624,339      107,472             0
 Wendell G. Van Auken             6,592,857      138,954             0
 James C. Van Horne               6,617,661      114,150             0


2. Ratification or rejection of the action taken by the Board of Directors in selecting Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1997.

                                Number of Votes:
                                ----------------
            For            Against         Abstain           Broker Non-Votes*
            ---            -------         -------           -----------------
         6,597,931         45,364           88,515                   0






--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Company from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     All registered shareholders of the Fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered shareholders, on request or on becoming registered shareholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund's Common Stock. State Street Bank and Trust Company is the agent (the "Plan Agent") for shareholders who elect to participate in the Plan.

     If a shareholder chooses to participate in the Plan, the shareholder's dividends and capital gains distributions will be promptly invested, automatically increasing the shareholder's holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the shareholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the Fund will issue new shares to the shareholder at the greater of the following on the Valuation Date:
(a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the shareholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the shareholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the shareholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

     Shareholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip which will be sent with each statement of the shareholder's account. Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. Although subject to change, shareholders are currently charged $1 for each Voluntary Cash Investment.

     Shareholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Plan Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund or the Plan Agent upon written notice mailed to the shareholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.


     Alternatively, shareholders may request the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

     The Plan may be amended by the Fund or the Plan Agent at any time. Except when required by law, written notice of any amendment will be mailed to shareholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received prior to the effective date.

     An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

     Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Plan Agent by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, or by calling (800) 426-5523.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)